Merrill Lynch Investment Managers


Semi-Annual Report

April 30, 2001



MuniYield Pennsylvania Insured Fund


www.mlim.ml.com




MuniYield Pennsylvania Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Pennsylvania Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD PENNSYLVANIA INSURED FUND



The Benefits and
Risks of
Leveraging

MuniYield Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Pennsylvania Insured Fund, April 30, 2001



DEAR SHAREHOLDER

For the six months ended April 30, 2001, the Common Shares of MuniYield Pennsylvania Insured Fund earned $0.405 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.65%, based on a month-end net asset value of $14.47 per share. For the six-month period ended April 30, 2001, the total investment return on the Fund's Common Shares was +5.35%, based on a change in per share net asset value from $14.16 to $14.47, and assuming reinvestment of $0.401 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Shares had an average yield of 3.84% for Series A and 3.77% for Series B.

The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2% - 3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%--5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy
During the six-month period ended April 30, 2001, we focused on enhancing the level of tax-exempt income and moderating net asset value volatility of the Fund. We concentrated on the acquisition of higher-couponed securities in the 15-year--20-year maturity range and the sale of long duration bonds. As a result of the municipal bond market's yield curve, these issues represented 90%--95% of the yield available in the entire yield curve. This maturity sector also provided less interest rate sensitivity than bonds maturing in 25 years--30 years.

Looking ahead, we anticipate that we will maintain our current market neutral and fully invested positions in an effort to enhance shareholder income. Tax-exempt bond yields are expected to remain in a narrow range until it becomes clearer that the Federal Reserve Board actions are having an impact and the US economy displays signs of growth. At this time we do not foresee any significant changes to the Fund. If either the US economy or equity markets show any major weakness, we are prepared to adopt a more positive strategy in order to enhance portfolio appreciation.

Despite recent seasonal tax-related pressures on short-term interest rates, the Federal Reserve Board's 200 basis point decrease in short-term interest rates by April 30, 2001 has had a beneficial impact on the Fund's borrowing costs, which were in the 3.5%--3.75% range. Short-term tax-exempt rates are expected to fall into the 3% range. This decline in borrowing costs can generate a significant income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your continuing interest in MuniYield Pennsylvania
Insured Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



May 29, 2001



MuniYield Pennsylvania Insured Fund, April 30, 2001



PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield
Pennsylvania Insured Fund's Common Shareholders voted on the following proposal. The proposal was voted on at a shareholders' meeting on April 25, 2001. The meeting was adjourned until May 16, 2001 at which time the proposal was approved. The description of the proposal and number of shares voted are as follows:


                                                                    Shares Voted                 Shares Withheld
                                                                        For                        From Voting
1. To elect the Fund's Trustees:         Terry K. Glenn               10,844,430                     115,557
                                         Stephen B. Swensrud          10,844,844                     115,143
                                         J. Thomas Touchton           10,844,430                     115,557
                                         Fred G. Weiss                10,844,430                     115,557


During the six-month period ended April 30, 2001, MuniYield
Pennsylvania Insured Fund's Preferred Shareholders voted on the following proposal. The proposal was voted on at a shareholders' meeting on April 25, 2001. The meeting was adjourned until May 16, 2001 at which time the proposal was approved. The description of the proposal and number of shares voted are as follows:

                                                                     Shares Voted                Shares Withheld
                                                                         For                       From Voting
1. To elect the Fund's Board of Trustees: Terry K. Glenn,
   M. Colyer Crum, Laurie Simon Hodrick, Stephen B. Swensrud,
   J. Thomas Touchton and Fred G. Weiss as follows:
                                         Series A                       1,569                           0
                                         Series B                       1,918                           0


MuniYield Pennsylvania Insured Fund, April 30, 2001


Portfolio
Abbreviations

To simplify the listings of MuniYield Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax
      (subject to)
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
S/F   Single-Family
VRDN  Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
           S&P      Moody's   Face
STATE      Ratings  Ratings  Amount  Issue                                                                          Value
Pennsylvania   AAA   Aaa   $  2,000  Allegheny County, Pennsylvania, Hospital Development Authority
--98.2%                              Revenue Bonds (Allegheny General Hospital Project), Series A,
                                     6.25% due 9/01/2007 (d)(e)                                                  $  2,237
               AAA   Aaa      6,000  Allegheny County, Pennsylvania, Port Authority, Special Transportation
                                     Revenue Bonds, 6% due 3/01/2009 (d)(e)                                         6,685
               AAA   Aaa      9,000  Allegheny County, Pennsylvania, Port Authority, Transportation
                                     Special Revenue Refunding Bonds, 5.25% due 3/01/2020 (c)                       8,904
                                     Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue
                                     Bonds (d):
               AAA   Aaa      3,660    5.75% due 12/01/2018                                                         3,844
               AAA   Aaa     10,000    5.375% due 12/01/2024                                                        9,966
               AAA   Aaa      9,000    5.50% due 12/01/2024                                                         9,076
               AAA   Aaa      2,550  Berks County, Pennsylvania, GO, Refunding, 5.85% due 11/15/2018 (c)            2,619
               NR*   Aaa      4,500  Bucks County, Pennsylvania, Water and Sewer Authority, Revenue
                                     Refunding Bonds (Neshaminy Interceptor Sewer System), 5.60% due
                                     6/01/2024 (a)                                                                  4,565
               AAA   Aaa      2,000  Delaware County, Pennsylvania, IDA, PCR, Refunding (Philadelphia
                                     Electric Company Project), Series A, 7.375% due 4/01/2021 (a)                  2,045
               A1+   VMIG1++  3,900  Geisinger Authority, Pennsylvania, Health System Revenue Refunding
                                     Bonds (Geisinger Health Systems), VRDN, 4.45% due 8/01/2028 (j)                3,900
               AAA   Aaa      4,000  Gettysburg, Pennsylvania, Municipal Authority, College Revenue
                                     Refunding Bonds, 5% due 8/15/2023 (d)                                          3,783
               AAA   Aaa      3,280  Johnstown, Pennsylvania, GO, Refunding, 6.45% due 10/01/2019 (c)               3,494
               AAA   Aaa      7,000  Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                                     (Saint Luke's Hospital--Bethlehem), 6.25% due 7/01/2022 (a)                    7,185
               AAA   Aaa     10,750  Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
                                     Power and Light Company Project), Series A, 6.40% due 11/01/2021 (d)          11,282
               AAA   Aaa      4,570  Lower Providence Township, Pennsylvania, Sewer Authority, Sewer
                                     Revenue Refunding Bonds, 5.25% due 5/01/2022 (d)                               4,473
               NR*   A3       1,500  Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Bonds
                                     (Pennsylvania Gas and Water Company Project), AMT, Series B, 7.125%
                                     due 12/01/2022                                                                 1,581
                                     Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                     Refunding Bonds (Pennsylvania Gas and Water Company Project),
                                     AMT, Series A:
               NR*   A3       2,500    7.20% due 10/01/2017                                                         2,629
               AAA   Aaa      5,000    7% due 12/01/2017 (a)                                                        5,526
               AAA   Aaa      1,000  Northeastern Pennsylvania, Hospital and Education Authority,
                                     College Revenue Bonds (Luzerne County Community College), 6.625%
                                     due 2/15/2005 (a)(e)                                                           1,098
               AAA   NR*      4,000  Norwin, Pennsylvania, School District, GO, 6% due 4/01/2010 (c)(e)            4,446
               BBB   Baa2     6,500  Pennsylvania Economic Development Financing Authority, Wastewater
                                     Treatment Revenue Bonds (Sun Company Inc.--R & M Project), AMT,
                                     Series A, 7.60% due 12/01/2024                                                 6,941
               AAA   Aaa      4,000  Pennsylvania HFA, Rental Housing Revenue Refunding Bonds, 6.50%
                                     due 7/01/2023 (d)(g)                                                           4,126
               AA+   Aa2      2,000  Pennsylvania HFA, Revenue Bonds, RIB, AMT, 8.638% due 4/01/2025 (i)            2,043
                                     Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT (d):
               AAA   Aaa      2,630    Series 34B, 7% due 4/01/2024 (h)                                             2,706
               AAA   Aaa      8,000    Series 70A, 5.80% due 10/01/2021                                             8,133
                                     Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT (d):
               AAA   Aaa      2,500    Series 39B, 6.875% due 10/01/2024                                            2,622
               AAA   Aaa      2,965    Series 41B, 6.65% due 4/01/2025                                              3,098
               AAA   Aaa      1,720    Series 60A, 5.85% due 10/01/2027 (h)                                         1,746
               AAA   Aaa      6,900  Pennsylvania Intergovernmental Co-Op Authority, Special Tax
                                     Revenue Refunding Bonds (Philadelphia Funding Program), 5% due
                                     6/15/2021 (c)                                                                  6,521
               AAA   Aaa      3,015  Pennsylvania State, GO, First Series, 5% due 6/01/2018 (d)                     2,934
               NR*   Aaa      5,500  Pennsylvania State, GO, RIB, Series 465x, 7.03% due 10/01/2019 (d)(i)          6,002
                                     Pennsylvania State, GO, Refunding, First Series:
               AA    Aa2      6,405    5% due 1/15/2009                                                             6,641
               AAA   Aaa      5,770    6% due 1/15/2017 (d)                                                         6,219
               AAA   Aaa      4,000  Pennsylvania State, GO, Third Series, 5% due 12/01/2018 (c)                    3,877
               AAA   Aaa      6,000  Pennsylvania State Higher Education Assistance Agency, Student
                                     Loan Revenue Bonds, AMT, Series C, 7.15% due 9/01/2021 (a)                     6,258
               AAA   Aaa      1,690  Pennsylvania State Higher Educational Facilities Authority, College
                                     and University Revenue Bonds (Marywood University Project),
                                     5.50% due 6/01/2018 (d)                                                        1,715
               AA    NR*      4,000  Pennsylvania State Higher Educational Facilities Authority, College
                                     and University Revenue Refunding Bonds (University of the Arts),
                                     5.75% due 3/15/2030                                                            3,977
                                     Pennsylvania State Higher Educational Facilities Authority, Revenue
                                     Refunding Bonds:
               A1+   NR*      2,500    (Carnegie Mellon University), VRDN, Series A, 4.45% due 11/01/2025 (j)       2,500
               AA    Baa3     1,400    (Philadelphia University), 6% due 6/01/2029                                  1,457
                                     Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                     Refunding Bonds, Senior Series A (a):
               AAA   Aaa      4,000    5% due 12/01/2023                                                            3,787
               AAA   Aaa      3,000    4.75% due 12/01/2027                                                         2,674
               AAA   Aaa      9,000  Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds,
                                     Series R, 5% due 12/01/2026 (a)                                                8,494
               AAA   Aaa      9,125  Philadelphia, Pennsylvania, Authority for Industrial Development,
                                     Lease Revenue Bonds (City of Philadelphia Project), Series A,
                                     5.375% due 2/15/2027 (d)                                                       8,992
               AAA   NR*      3,000  Philadelphia, Pennsylvania, Hospitals and Higher Education
                                     Facilities Authority, Hospital Revenue Refunding Bonds (Presbyterian
                                     Medical Center), 6.65% due 12/01/2019 (b)                                      3,478
               AAA   Aaa      2,000  Philadelphia, Pennsylvania, Parking Authority, Airport Parking
                                     Revenue Bonds, 5.625% due 9/01/2015 (f)                                        2,092
               AAA   Aaa      5,500  Philadelphia, Pennsylvania, Parking Authority, Parking Revenue
                                     Refunding Bonds, 5% due 2/01/2027 (a)                                          5,130


MuniYield Pennsylvania Insured Fund, April 30, 2001


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
           S&P      Moody's   Face
STATE      Ratings  Ratings  Amount  Issue                                                                         Value
Pennsylvania                         Philadelphia, Pennsylvania, School District, GO:
(concluded)    AAA   Aaa   $  7,150    Series A, 5.75% due 2/01/2030 (f)                                         $  7,354
               AAA   Aaa      7,000    Series B, 5.375% due 4/01/2027 (a)                                           6,936
               AAA   Aaa      3,070  Pittsburgh, Pennsylvania, GO, Series A, 5.65% due 9/01/2017 (c)                3,172
                                     Pittsburgh, Pennsylvania, Public Parking Authority, Parking
                                     Revenue Bonds (a):
               AAA   Aaa      1,460    5.80% due 12/01/2017                                                         1,529
               AAA   Aaa      1,525    5.85% due 12/01/2018                                                         1,600
               A1+   NR*      1,200  Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                     Refunding Bonds (Northeastern Power Company), VRDN, AMT, Series B,
                                     4.55% due 12/01/2022 (j)                                                       1,200
               A-    NR*      2,520  Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority,
                                     Revenue Refunding Bonds (University of Scranton Project), Series B,
                                     6.50% due 3/01/2015                                                            2,616
                                     Southeastern Pennsylvania Transportation Authority, Special
                                     Revenue Bonds (c):
               AAA   Aaa      4,500    5.375% due 3/01/2017                                                         4,547
               AAA   Aaa      2,525    5.375% due 3/01/2022                                                         2,523
               AAA   Aaa      3,500  Washington County, Pennsylvania, Capital Funding Authority Revenue
                                     Bonds (Capital Projects and Equipment Program), 6.15% due 12/01/2029 (a)       3,886

Puerto         A     Baa1     1,000  Puerto Rico Commonwealth Highway and Transportation Authority,
Rico--0.4%                           Transportation Revenue Bonds, Series B, 6% due 7/01/2026                       1,042


               Total Investments (Cost--$240,327)--98.6%                                                          249,906

               Other Assets Less Liabilities--1.4%                                                                  3,562
                                                                                                                 --------
               Net Assets--100.0%                                                                                $253,468
                                                                                                                 ========


(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)FSA Insured.
(g)FNMA Collateralized.
(h)FHA Insured.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$240,327,129)                                   $249,906,427
                    Cash                                                                                           2,025
                    Receivables:
                      Securities sold                                                      $  7,333,665
                      Interest                                                                4,066,556       11,400,221
                                                                                           ------------
                    Prepaid expenses and other assets                                                             41,283
                                                                                                            ------------
                    Total assets                                                                             261,349,956
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    7,536,597
                      Dividends to shareholders                                                 199,838
                      Investment adviser                                                        101,522        7,837,957
                                                                                           ------------
                    Accrued expenses                                                                              44,203
                                                                                                            ------------
                    Total liabilities                                                                          7,882,160
                                                                                                            ------------

Net Assets:         Net assets                                                                              $253,467,796
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.05 per share (3,520 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 88,000,000
                      Common Shares, par value $.10 per share (11,434,032
                      shares issued and outstanding)                                       $  1,143,403
                    Paid-in capital in excess of par                                        170,030,716
                    Undistributed investment income--net                                      1,194,493
                    Accumulated realized capital losses on investments--net                (15,139,859)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                               (1,340,255)
                    Unrealized appreciation on investments--net                               9,579,298
                                                                                           ------------
                    Total--Equivalent to $14.47 net asset value per Common
                    Share (market price--$13.41)                                                             165,467,796
                                                                                                            ------------
                    Total capital                                                                           $253,467,796
                                                                                                            ============


                    *Auction Market Preferred Shares.


                    See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, April 30, 2001


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                                $  7,122,260
Income:

Expenses:           Investment advisory fees                                               $    634,472
                    Commission fees                                                             115,264
                    Accounting services                                                          60,091
                    Professional fees                                                            40,885
                    Transfer agent fees                                                          32,010
                    Listing fees                                                                 17,878
                    Trustees' fees and expenses                                                  14,981
                    Printing and shareholder reports                                             14,232
                    Custodian fees                                                                7,920
                    Pricing fees                                                                  3,906
                    Other                                                                         8,064
                                                                                           ------------
                    Total expenses                                                                               949,703
                                                                                                            ------------
                    Investment income--net                                                                     6,172,557
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,634,911
Unrealized          Change in unrealized appreciation on investments--net                                      2,047,648
Gain on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  9,855,116
--Net:                                                                                                      ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $  6,172,557     $ 10,355,793
                    Realized gain (loss) on investments--net                                  1,634,911      (7,084,167)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          2,047,648       16,283,097
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      9,855,116       19,554,723
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Shares                                                         (4,580,599)      (7,590,869)
                      Preferred Shares                                                      (1,658,826)      (3,022,040)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (6,239,425)     (10,612,909)
                                                                                           ------------     ------------

Capital Share       Proceeds from issuance of Common Shares resulting from
Transactions:       reorganization                                                                   --       72,664,657
                    Proceeds from issuance of Preferred Shares resulting from
                    reorganization                                                                   --       48,000,000
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                                     --      120,664,657
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              3,615,691      129,606,471
                    Beginning of period                                                     249,852,105      120,245,634
                                                                                           ------------     ------------
                    End of period*                                                         $253,467,796     $249,852,105
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  1,194,493     $  1,261,361
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, April 30, 2001


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                  April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              2001       2000       1999        1998       1997
Per Share           Net asset value, beginning of period          $   14.16  $   13.62  $   16.01  $   15.86   $   15.32
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .54        .99       1.05       1.12        1.13
                    Realized and unrealized gain (loss)
                    on investments--net                                 .32        .65     (1.87)        .46         .66
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .86       1.64      (.82)       1.58        1.79
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions to
                    Common Shareholders:
                      Investment income--net                          (.40)      (.80)      (.87)      (.88)       (.89)
                      Realized gain on investments--net                  --         --      (.25)      (.27)       (.09)
                      In excess of realized gain on
                      investments--net                                   --         --      (.20)         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions to
                    Common Shareholders                               (.40)      (.80)     (1.32)     (1.15)       (.98)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Effect of Preferred Share activity:
                      Dividends and distributions to
                      Preferred Shareholders:
                        Investment income--net                        (.15)      (.30)      (.19)      (.18)       (.24)
                        Realized gain on investments--net                --         --      (.03)      (.10)       (.03)
                      In excess of realized gain on
                      investments--net                                   --         --      (.03)         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total effect of Preferred Share activity          (.15)      (.30)      (.25)      (.28)       (.27)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   14.47  $   14.16  $   13.62  $   16.01   $   15.86
                                                                  =========  =========  =========  =========   =========
                    Market price per share, end of period         $   13.41  $   11.75  $   12.25  $   16.50   $ 14.8125
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on market price per share               17.66%+++      2.46%   (18.98%)     19.82%      12.15%
Return:**                                                         =========  =========  =========  =========   =========
                    Based on net asset value per share             5.35%+++     11.06%    (7.16%)      8.58%      10.71%
                                                                  =========  =========  =========  =========   =========

Ratios Based on     Total expenses, excluding reorganization
Average Net         expenses***                                      1.14%*      1.18%      1.15%      1.11%       1.14%
Assets of                                                         =========  =========  =========  =========   =========
Common Shares:      Total expenses***                                1.14%*      1.46%      1.15%      1.11%       1.14%
                                                                  =========  =========  =========  =========   =========
                    Total investment income--net***                  7.42%*      7.58%      7.00%      7.01%       7.30%
                                                                  =========  =========  =========  =========   =========
                    Amount of dividends to Preferred
                    Shareholders                                     1.99%*      2.21%      1.24%      1.15%       1.52%
                                                                  =========  =========  =========  =========   =========
                    Investment income--net, to Common
                    Shareholders                                     5.43%*      5.37%      5.76%      5.86%       5.78%
                                                                  =========  =========  =========  =========   =========

Ratios Based on     Total expenses, excluding reorganization
Total Average Net   expenses                                          .75%*       .76%       .79%       .77%        .79%
Assets:***++                                                      =========  =========  =========  =========   =========
                    Total expenses                                    .75%*       .94%       .79%       .77%        .79%
                                                                  =========  =========  =========  =========   =========
                    Total investment income--net                     4.87%*      4.89%      4.82%      4.90%       5.07%
                                                                  =========  =========  =========  =========   =========

Ratios Based on     Dividends to Preferred Shareholders              3.80%*      4.01%      2.73%      2.62%       3.41%
Average Net                                                       =========  =========  =========  =========   =========
Assets of
Preferred
Shares:

Supplemental        Net assets, net of Preferred Shares,
Data:               end of period (in thousands)                  $ 165,468  $ 161,852  $  80,246  $  92,767   $  91,071
                                                                  =========  =========  =========  =========   =========
                    Preferred Shares outstanding, end of
                    period (in thousands)                         $  88,000  $  88,000  $  40,000  $  40,000   $  40,000
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                               39.25%     37.77%     53.28%     60.52%      70.14%
                                                                  =========  =========  =========  =========   =========

Leverage:           Asset coverage per $1,000                     $   2,880  $   2,839  $   3,006  $   3,319   $   3,277
                                                                  =========  =========  =========  =========   =========
Dividends           Series A--Investment income--net              $     476  $     986  $     681  $     655   $     853
Per Share                                                         =========  =========  =========  =========   =========
On Preferred        Series B--Investment income--net              $     468  $     753         --         --          --
Shares                                                            =========  =========  =========  =========   =========
Outstanding:++++


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Includes Common and Preferred Share average net assets.
                ++++The Fund's Preferred Shares were issued on November 30, 1992
                    (Series A) and February 7, 2000 (Series B).
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, April 30, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $29,409 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $95,807,169 and $101,181,933, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:


                                   Realized      Unrealized
                                    Gains          Gains

Long-term investments            $  1,634,911   $  9,579,298
                                 ------------   ------------
Total                            $  1,634,911   $  9,579,298
                                 ============   ============


As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $9,579,298, of which $10,718,741 related to appreciated securities and $1,139,443 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $240,327,129.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2001 remained constant and during the year ended October 31, 2000 increased by 5,542,626 as a result of issuance of Common Shares from reorganization.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were 3.30% for Series A and 3.40% for Series B.

Shares issued and outstanding during the six months ended April 30, 2001 remained constant and during the year ended October 31, 2000 increased by 1,920 as a result of issuance of Preferred Shares from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $57,632 as commissions.

5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $16,882,000, of which $1,807,000 expires in 2001, $3,117,000 expires in 2002, $954,000 expires in 2003, $1,637,000 expires in 2006, $1,782,000 expires in 2007 and $7,585,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 8, 2001, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.070000 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.



MuniYield Pennsylvania Insured Fund, April 30, 2001


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    84.2%
AA/Aa                                       5.6
A/A                                         3.1
BBB/Baa                                     2.7
Other*                                      3.0


*Temporary investments in short-term municipal securities.



MuniYield Pennsylvania Insured Fund, April 30, 2001



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents
Common Shares:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:

The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MPA


Jack B. Sunderland and Arthur Zeikel, Trustees of MuniYield
Pennsylvania Insured Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. Sunderland and Zeikel well in their retirements.